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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 1997


                             ----------------------


                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                             ----------------------

          Delaware                         1-8597                         94-2657368
(State or other jurisdiction       (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On January 30, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing an agreement with Rohto Pharmaceutical Company Ltd. ("Rohto") under which Rohto was provided with exclusive rights to market the Company's contact lenses in Japan. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.


Exhibit
  No.                 Description
-------               -----------
99.1                 Press Release dated January 30, 1997 of The Cooper Companies, Inc.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE COOPER COMPANIES, INC.



                                           By   /s/ Stephen C. Whiteford
                                             -----------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  January 31, 1997



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                                  EXHIBIT INDEX



Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
-------        -----------                                              -------------
 99.1          Press Release dated January 30, 1997 of The Cooper
               Companies, Inc.




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